Exhibit 10.5

FINAL FORM

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], and shall be effective as of the Closing (as defined below), by and among (i) Better World Acquisition Corp., a Delaware corporation (the “Company”), (ii) BWA Holdings LLC, a Delaware limited liability company (“Sponsor”), and (iii) each of the other undersigned individuals (together with the Sponsor and any person or entity who hereafter becomes a party to the Registration Rights Agreement (as defined below) pursuant to Section 6.2 of the Registration Rights Agreement, a “Holder” and collectively the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, the Company, Sponsor and the other undersigned Holders are parties to that certain Registration Rights Agreement, dated as of November 12, 2020 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities;

WHEREAS, on the date hereof, the Company, HDH Newco, Inc., a Delaware corporation and a wholly owned subsidiary of SPAC (“Pubco”), the Sponsor, in the capacity as the representative from and after the Effective Time for the stockholders of the Company, BWA Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Pubco (“SPAC Merger Sub”), HD Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), Heritage Distilling Holding Company, Inc., a Delaware corporation (together with its successors, the “Heritage”), and Justin Stiefel, in the capacity as the representative from and after the Effective Time for the Company Earnout Participants as of immediately prior to the Effective Time (and their successors and assigns) in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”), entered into that certain Business Combination Agreement (as may be amended, restated, supplemented and/or modified from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which the parties thereto desire and intend to effect a business combination transaction whereby (i) SPAC Merger Sub shall merge with and into the Company, with the Company continuing as the surviving entity (the “SPAC Merger”), and in connection therewith (A) each share of SPAC Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holder thereof to receive, with respect to each share of SPAC Common Stock that is not redeemed or converted in the Closing Redemption, one share of Pubco Common Stock and one CVR (subject to the holders of Founder Shares and Representative Shares waiving their right to receive CVRs for such shares pursuant to the CVR Funding and Waiver Letter), and (B) Pubco shall assume all of the outstanding SPAC Warrants and each SPAC Warrant shall become a warrant to purchase the same number of shares of Pubco Common Stock at the same exercise price during the same exercise period and otherwise on the same terms as the SPAC Warrant being assumed; (ii) Company Merger Sub shall merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), and in connection therewith, (A) the shares of capital stock of the Company issued and outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holders thereof to receive shares of Pubco Common Stock as set forth in the Business Combination Agreement, (B) holders of Company Interim Notes shall receive shares of Pubco Common Stock separate from the Stockholder Merger Consideration, (C) Pubco shall assume all of the outstanding Company Financing/Interim Warrants and each Company Financing/Interim Warrant shall become a warrant to purchase shares of Pubco Common Stock with the number of shares and exercise price thereof equitably adjusted in accordance with the Business Combination Agreement, (D) each Contributed Warrant shall be contributed to Pubco and exchanged for the right to receive such number of shares of Pubco Common Stock as such holder of a Contributed Warrant would have received pursuant to Section 1.14(a) of the Business Combination Agreement if such Contributed Warrant had been exercised immediately prior to the Effective Time for the number of shares of Company Common Stock set forth in the Contribution Agreement, (E) each Restricted Stock Unit Award outstanding immediately prior to the Effective Time, as amended in accordance with the Business Combination Agreement and the RSU Award Amendments, shall be assumed by Pubco, with the number of RSU Shares underlying such Restricted Stock Unit Award to be adjusted in accordance with the Business Combination Agreement, and (F) all other Company Convertible Securities shall be terminated; and (iii) as a result of such Mergers, Heritage and the Company each shall become wholly owned subsidiaries of Pubco, and Pubco shall become a publicly traded company (such transactions and the other transactions contemplated by the Business Combination Agreement, the “Transactions”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of the DGCL and other applicable Law;

WHEREAS, in connection with the execution of the Business Combination Agreement, the Company, Pubco and certain of the equity holders of Heritage (together with their successors and permitted assigns, the “Stockholders”) will enter into a Registration Rights Agreement, dated as of [●] (as may be amended, restated, supplemented and/or modified from time to time in accordance with the terms thereof, the “Stockholder Registration Rights Agreement”), pursuant to which Pubco shall grant to the Stockholders certain registration rights with respect to the securities of Pubco received by the Stockholders in the Transactions and any other securities of Pubco held by the Stockholders or other “Registrable Securities” (as defined therein) of the Stockholders (collectively, the “Stockholder Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the Company’s and Pubco’s entrance into the Stockholder Registration Rights Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended with the written consent of the parties to the Original Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The parties hereby agree to the following amendments to the Registration Rights Agreement:

a. The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement, to the extent that they are not already included therein, as if they were set forth therein.

b. Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, (A) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and (B) the Stockholder Securities for the account of any Persons who have exercised written contractual demand registration rights pursuant to the Stockholder Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)), that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and Stockholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Stockholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other Company securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons (other than this Agreement or the Stockholder Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into shares of Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted to Common Stock basis.”

c. Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering, in good faith, advises the Company and Holders holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of shares of Common Stock or other Company securities which the Company desires to sell, taken together with the shares of Common Stock or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the shares of the Company Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Stockholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Stockholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of the Company Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the shares of the Company Common Stock or other securities for the account of the Demanding Holders and the Stockholder Securities for the account of any Persons who have exercised demand registration rights pursuant to the Stockholder Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of the Company Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Stockholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Stockholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of the Company Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Stockholder Securities under the Stockholder Registration Rights Agreement: (i) first, the Stockholder Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Stockholder Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of the Company Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section Error! Reference source not found. and the Stockholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Stockholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of the Company Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Stockholder Securities exercising demand registration rights under the Stockholder Registration Rights Agreement: (i) first, the shares of the Company Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of the Company Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Stockholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Stockholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of the Company Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into shares of Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted to Common Stock basis. Notwithstanding anything to the contrary above, to the extent that the registration of an Investor’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

d. Section 6.3 of the Registration Rights Agreement is hereby amended to delete the address of the Company for notices thereunder and provide that the following address shall be used for notices to the Company under the Registration Rights Agreement after the Closing:

If to the Company, to:

Heritage Distilling Holding Company, Inc.
9668 Bujacich Road
Gig Harbor, WA 98332
Attn: Justin Stiefel
Telephone No.: 253-509-0008
Email: justin@heritagedistilling.com

and

BWA Sponsor LLC
775 Park Avenue
New York, New York 10021
Attn: Rosemary L. Ripley, Chief Executive Officer
Telephone: (212) 450-9700
Email: rosemary@betterworldspac.com

With copies to (which shall not constitute notice):

Pryor Cashman, LLP
7 Times Square

New York, New York 10036
Attn: M. Ali Panjwani, Esq.;
Eric M. Hellige, Esq.
Telephone No.: 212-421-4100
Email: ali.panjwani@pryorcashman.com;
ehellige@pryorcashman.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Stuart Neuhauser, Esq.
Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Email: sneuhauser@egsllp.com;
mgray@egsllp.com

e. A Section 6.13 of the Registration Rights Agreement is hereby added as the following:

“Section 6.13 Interpretation. The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

3. Acknowledgement of Other Registration Rights Agreement. The Holders hereby acknowledge and agree that, notwithstanding Section 6.1 of the Registration Rights Agreement, in connection with the Business Combination Agreement, the Company is entering into the Seller Registration Rights Agreement with respect to the Stockholder Securities, and consent to the foregoing.

4. Effectiveness. This Amendment shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 6.11 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

BETTER WORLD ACQUISITION CORP.

By:
	Name:	Rosemary L. Ripley
	Title:	Chief Executive Officer

Holders:

BWA HOLDINGS LLC

By:
	Name:	Rosemary L. Ripley
	Title:	Managing Member

EARLYBIRDCAPITAL, INC.

By:
	Name:	Mike Powell
	Title:	Senior Managing Director

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